TIAA-CREF Equity Funds
Form N-SAR for the period ended October 31, 2016

77I Q1(a)	Amendments to the Declaration of Trust

On May 9, 2016, under conformed Submission 485APOS, accession number 0000930413-16-0079039, a copy of the Form of Trustee Authorization to Establish Additional Series of Shares of the TIAA-CREF Funds (the "Trust") dated February 9, 2016 (the "Authorization") was previously filed with the SEC as exhibit 99.(A)(21) to the Trust's Registration Statement. This Authorization, which established the TIAA-CREF SMID-Cap Equity Fund as a new series of the Trust, is incorporated herein by reference as an exhibit to Sub-Item 77Q1(a) of Form N-SAR.

On May 9, 2016, under conformed Submission 485APOS, accession number 0000930413-16-0079039, a copy of the Form of Trustee Authorization to Establish Additional Series of Shares and to Redesignate an Existing Series of Shares of the TIAA-CREF Funds (the "Trust") dated April 12, 2016
(the "Authorization") was previously filed with the SEC as exhibit 99.(A)(22) to the Trust's Registration Statement. This Authorization, which established the TIAA-CREF International Bond Fund as a new series of the Trust, and which approved the re-designation of the TIAA-CREF SMID-Cap Equity Fund, a previously-authorized series of the Trust, as the TIAA-CREF Small/Mid-Cap Equity Fund, is incorporated herein by reference as an exhibit to Sub-Item 77Q1(a) of Form N-SAR.

On September 23, 2016, under conformed Submission 485APOS, accession number 0000930413-16-008257, a copy of the Form of Trustee Authorization to Establish Additional Series of Shares of the TIAA-CREF Funds (the "Trust") dated September 13, 2016 (the "Authorization") was previously filed with the SEC as exhibit 99.(A)(23) to the Trust's Registration Statement. This Authorization, which established the TIAA-CREF International Small-Cap Equity Fund as a new series of the Trust, is incorporated herein by reference as an exhibit to Sub-Item 77Q1(a) of Form N-SAR.

Q.1.e.1	Amendments to the Investment Advisory Agreement

On July 28, 2016, under conformed Submission 485BPOS, accession number 0000930413-16-007700, a copy of the Form of Amendment dated May 1, 2016
(the "Amendment") to the January 2, 2012 Amended and Restated Investment Management Agreement between the TIAA-CREF Funds (the "Trust") and Teachers Advisors, Inc. was previously filed with the SEC as exhibit 99.(D)(77) to the Trust's Registration Statement. This Amendment is incorporated herein by reference as an exhibit to Sub-Item 77Q1(e) of Form N-SAR.

On July 28, 2016, under conformed Submission 485BPOS, accession number 0000930413-16-007700, a copy of the Form of Amendment dated May 1, 2016
(the "Amendment") to the January 2, 2012 Amended and Restated Investment Management Agreement between the TIAA-CREF Funds (the "Trust") and Teachers Advisors, Inc. to add two new series to the Trust, the TIAA-CREF Small/Mid-Cap Equity Fund and the TIAA-CREF International Bond Fund, was previously filed with the SEC as exhibit 99.(D)(78) to the Trust's Registration Statement. This Amendment is incorporated herein by reference as an exhibit to Sub-Item 77Q1(e) of Form N-SAR.